UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 4, 2016
Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B

San Diego, California 92121

(Address of principal executive offices)

(800) 814-4550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 8, 2016, MyDx, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “EPA”), Registration Rights Agreement (“RRA”) and Convertible Promissory Note in the original principal amount of $50,000 (the “Note”) with Kodiak Capital Group, LLC (“Kodiak”).

The EPA provides that the Company may, in its discretion, sell up to $1,000,000 of shares of Company common stock to Kodiak. The sale of shares of Company common stock is subject to the conditions set forth in the EPA, which include, but are not limited to, the Company filing a Registration Statement on Form S-1 to register the shares to be sold to Kodiak and the Registration Statement becoming effective. The purchase price to be paid for the shares will be 70% of the market price for such shares as determined pursuant to the terms set forth in the EPA. The RRA provides that the Company will file a Registration Statement to register up to 4,000,000 shares to be sold to Kodiak pursuant to the EPA, or issued to Kodiak upon conversion of the Note, and that the Company shall use commercially reasonable efforts to file the Registration Statement before March 31, 2016. Pursuant to the terms of the EPA, the Company agreed to issue Kodiak the Note as a commitment fee. The Note must be repaid on or before February 2, 2017. The Note may be prepaid by the Company at any time without penalty. The Note may be converted by Kodiak at any time after August 2, 2016 of the date of issuance into shares of Company common stock at a conversion price equal to 50% of the market price (as determined in the Note). Any financing pursuant to the EPA is subject to the Company’s fulfilling the conditions to sell shares to Kodiak, including the effectiveness of the Registration Statement. The Company cannot provide any assurances that any shares will be sold under the EPA or the prices at which such shares may be sold.

The EPA, RRA and Note also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal under the Note in the event of such defaults. The foregoing is only a brief description of the material terms of the EPA, RRA and Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report.

The issuance of the Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

Item 3.02	Unregistered Sales of Equity Securities

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein.

Item 7.01.	Regulation FD Disclosure.

On February 6, 2016, the Company conducted a Shareholder Update and Q&Q via a webcast and conference call. A copy of the slide presentation used in the webcast is attached in the form attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act. This Form 8-K and the exhibit are being filed solely for the purposes of the Company’s compliance with Regulation FD.

A replay of the conference call will be available through February 11, 2016, by dialing 877-660-6853 (U.S. and Canada) or 201-612-7415 (international) and entering Conference ID 13629710.

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This Current Report and exhibit on Form 8-K contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. In some cases, it is possible to identify forward-looking statements because they contain words such as “anticipates,” believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “future,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projects,” “seek,” “should,” “target” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Many factors could cause our actual operations or results to differ materially from the operations and results anticipated in forward-looking statements. These factors include, but are not limited to, our ability to successfully develop and commercialize our products and the other factors contained in the section entitled “Risk Factors” contained in our Form 10-Q filed with the Securities and Exchange Commission on November 23, 2015. We have based these forward-looking statements primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, assumptions, and other factors. You should not rely on forward-looking statements as predictions of future events. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.30	Equity Purchase Agreement dated February 2, 2016 with Kodiak Capital Group, LLC
10.31	Registration Rights Agreement dated February 2, 2016 with Kodiak Capital Group, LLC
10.32	Convertible Promissory Note in the principal amount of $50,000 dated February 2, 2016 with Kodiak Capital Group, LLC
99.1	Copy of MyDx Shareholder Update and Q&A Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: February 9, 2016	By:	/s/ Daniel Yazbeck
Daniel Yazbeck, Chief Executive Officer

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